Commitments and Contingencies	9 Months Ended
Sep. 30, 2020
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies	Commitments and Contingencies
a) The Partnership’s share of commitments to fund equipment installation and other construction contract costs as at September 30, 2020 are as follows:

	Total $	Remainder of 2020 $	2021 $	2022 $
Certain consolidated LNG carriers (i)	42,910	3,316	24,583	15,011
Bahrain LNG Joint Venture (ii)	11,339	—	11,339	—
	54,249	3,316	35,922	15,011

(i)In June 2019, the Partnership entered into an agreement with a contractor to supply equipment on certain of the Partnership's LNG carriers in 2021 and 2022, for an estimated installed cost of $59.5 million. As at September 30, 2020, the estimated remaining cost of this installation was $42.9 million.

(ii)The Partnership has a 30% ownership interest in the Bahrain LNG Joint Venture which has an LNG receiving and regasification terminal in Bahrain. As at September 30, 2020, the Partnership's proportionate share of the estimated remaining cost of $11.3 million relates to the final construction installment on the LNG terminal. The Bahrain LNG Joint Venture has remaining debt financing of $24 million, which is undrawn, of which $7 million relates to the Partnership's proportionate share of the construction commitments included in the table above.

b)     The Partnership owns 70% of the Tangguh Joint Venture, which is a party to operating leases whereby the Tangguh Joint Venture is leasing the Tangguh Hiri and Tangguh Sago LNG carriers (or the Tangguh LNG Carriers) to a third party, which is in turn leasing the vessels back to the joint venture. The amounts referenced in Note 5b do not include the Partnership’s minimum charter hire payments to be paid and received under these leases, which are described in more detail in Item 18 – Financial Statements: Note 14 to the Partnership’s audited consolidated financial statements filed with its Annual Report on Form 20-F for the year ended December 31, 2019. Under the terms of the leasing arrangement for the Tangguh LNG Carriers, whereby the Tangguh Joint Venture is the lessee, the lessor claims tax depreciation on its lease of these vessels. As is typical in these types of leasing arrangements, tax and change of law risks are assumed by the lessee. Lease payments under the lease arrangements are based on certain tax and financial assumptions at the commencement of the leases. If an assumption proves to be incorrect, the lessor is entitled to increase the lease payments to maintain its agreed after-tax margin. As at September 30, 2020, the carrying amount of this estimated tax indemnification obligation relating to the leasing arrangement through the Tangguh Joint Venture was $5.8 million (December 31, 2019 – $6.1 million) and is included as part of other long-term liabilities in the consolidated balance sheets of the Partnership.

c)     Management is required to assess whether the Partnership will have sufficient liquidity to continue as a going concern for the one-year period following the issuance of its consolidated financial statements. The Partnership had a working capital deficit of $301.9 million as at September 30, 2020. This working capital deficit includes $291.7 million related to scheduled maturities and repayments of long-term debt in the 12 months following September 30, 2020. Based on the Partnership’s liquidity at the date these unaudited consolidated financial statements were issued, the liquidity it expects to generate from operations over the following year, the cash distributions it expects to receive from its equity-accounted joint ventures and expected debt refinancings, the Partnership estimates that it will have sufficient liquidity to continue as a going concern for at least the one-year period following the issuance of these unaudited consolidated financial statements.